Exhibit 99.1

U.S. GAAP to Non-GAAP Reconciliations

In addition to reporting U.S. GAAP operating results, the Company has historically reported non-GAAP financial information. Refer also to the Company's Quarterly Reports on Form 10-Q and its Annual Report on Form 10-K for the periods presented for additional information on its GAAP to non-GAAP adjustments.

Pinnacle Foods Inc.
Revised Amounts Reflecting Reclassification of Benefit Plan Components
Reconciliation of GAAP to Non-GAAP Measures
Gross Profit
(in Millions)
(Unaudited)

For the fiscal year ended December 25, 2016
		Gross
	Gross	Profit
	Profit	Margin
Reported GAAP	$916.1	29.3%
Reclassification of pension expense/(benefit)	0.2
Revised (GAAP)	$916.3	29.3%
Acquisition, merger and other restructuring charges	7.1
Other non-cash items	(2.1)
Revised Adjusted (Non-GAAP)	$921.3	29.5%

For the fiscal year ended December 31, 2017
		Gross
	Gross	Profit
	Profit	Margin
Reported GAAP	$868.1	27.6%
Reclassification of pension expense/(benefit)	(2.0)
Revised (GAAP)	$866.1	27.5%
Accelerated depreciation expense	22.6
Acquisition, merger and other restructuring charges	17.2
Other non-cash items	5.3
Revised Adjusted (Non-GAAP)	$911.2	29.0%

For the quarter ended March 26, 2017
		Gross
	Gross	Profit
	Profit	Margin
Reported GAAP	$211.1	27.6%
Reclassification of pension expense/(benefit)	(0.5)
Revised (GAAP)	$210.6	27.5%
Acquisition, merger and other restructuring charges	5.3
Other non-cash items	2.0
Revised Adjusted (Non-GAAP)	$217.9	28.4%

For the quarter ended June 25, 2017
		Gross
	Gross	Profit
	Profit	Margin
Reported GAAP	$164.4	22.1%
Reclassification of pension expense/(benefit)	(0.5)
Revised (GAAP)	$163.9	22.0%
Accelerated depreciation expense	23.6
Acquisition, merger and other restructuring charges	8.3
Other non-cash items	7.4
Revised Adjusted (Non-GAAP)	$203.2	27.3%

For the quarter ended September 24, 2017
		Gross
	Gross	Profit
	Profit	Margin
Reported GAAP	$219.3	29.2%
Reclassification of pension expense/(benefit)	(0.5)
Revised (GAAP)	$218.8	29.2%
Acquisition, merger and other restructuring charges	1.1
Other non-cash items	(3.7)
Revised Adjusted (Non-GAAP)	$216.2	28.8%

For the quarter ended December 31, 2017
		Gross
	Gross	Profit
	Profit	Margin
Reported GAAP	$273.4	30.9%
Reclassification of pension expense/(benefit)	(0.5)
Revised (GAAP)	$272.9	30.9%
Accelerated depreciation expense	(1.0)
Acquisition, merger and other restructuring charges	2.4
Other non-cash items	(0.4)
Revised Adjusted (Non-GAAP)	$273.9	31.0%